EXHIBIT 10.1
Amendment No. 4

This Amendment No. 4 (“Amendment No. 4”) to the “EXCLUSIVE PATENT AND KNOW-HOW LICENSE AGREEMENT INCLUDING TRANSFER OF OWNERSHIP”, dated January 15, 2009 and entered into by and between RLP Energy, Inc. (as predecessor in interest to MES (as defined below) and Licensor (as defined below) (the “LICENSE”),is made to be effective as of the date this Amendment No. 4 is executed by the Parties below (the “EFFECTIVE DATE”) and is made by and among (each, a “Party” together the “Parties”):

1.           Energy & Environmental Research Center Foundation (“LICENSOR”), a nonprofit entity, organized under the laws of the State of North Dakota, having its principal place of business at 15 N 23rd Street, Stop 9017, Grand Forks, North Dakota, 58202-9017, and

2.           MES Inc. (“MES”), a North Dakota corporation, a wholly owned subsidiary of Midwest Energy Emissions Corporation, and a successor to all the rights, titles and interests of RLP Energy, Inc. under the LICENSE.

3.           Midwest Energy Emissions Corporation (together with MES,“COMPANY”), a Delaware corporation.

RECITALS

WHEREAS, LICENSOR and COMPANY have mutually agreed to amend the terms and conditions of the LICENSE for more effective commercialization of the technology that is the subject matter of the LICENSE; and

WHEREAS, COMPANY desires rights to use and obtain ownership of additional Intellectual Property (IP) of LICENSOR which LICENSOR is the owner by assignment under the terms and conditions of the following LICENSE as amended by this Amendment No. 4.

REPRESENTATIONS AND WARRANTIES

A)  As an inducement to LICENSOR to enter into this Amendment No. 4, in addition to any other representations and warranties contained in this Amendment No. 4 or in the LICENSE, each of MES and Midwest Energy Emissions Corporation (as applicable) delivers to LICENSOR the following representations and warranties, each as of the EFFECTIVE DATE:

1)   MES has good, valid and defensible title to all and not less than all of the right, title and interest granted by LICENSOR to RLP Energy, Inc. under the LICENSE as amended, and, except as previously disclosed to LICENSOR, no other person or entity has a share or interest in such right, title or interest.

2)   Midwest Energy Emissions Corporation is not insolvent, and the payment of the amounts contemplated herein shall not render Midwest Energy Emissions Corporation insolvent.

3)   Execution of this Amendment No. 4 and consummation of the transactions contemplated herein and in the LICENSE as amended shall not cause either MES or Midwest Energy Emissions Corporation to violate any law or regulation (in particular, but without limiting the generality of the foregoing, the Securities Act or any applicable state law regulating the issuance and transfer of securities and regulations promulgated under each of the foregoing), any court judgment or administrative ruling to which MES or Midwest Energy Emissions Corporation is subject, any consent decree, or any contract, agreement, warrant, option, or other instrument. Nor shall execution of this Amendment No. 4 and consummation of the transactions contemplated herein give rise to an event of default under any instrument to which either MES or Midwest Energy Emissions Corporation is a party or cause the acceleration of any debt owed by either MES or Midwest Energy Emissions Corporation. COMPANY shall carry out all filings pertaining to the issuance of securities as set out herein, to the extent such filing is required by applicable law or regulation; and,

4)   Each of the transactions (including all issuances of securities) as contemplated herein has been authorized by all necessary and appropriate corporate action on the part of Midwest Energy Emissions Corporation as issuer thereof.

B) COMPANY acknowledges that LICENSOR executes this Amendment No. 4 in reliance upon the completeness and accuracy of each of the aforementioned representations and warranties.

C) Each of the representations and warranties as set out herein shall survive the performance of the transactions contemplated herein and in the LICENSE, as amended.

AMENDMENTS

Now, therefore LICENSOR and COMPANY agree mutually to amend the LICENSE as follows:

A) This Amendment No. 4 supersedes and replaces all previous amendments to the LICENSE, and the parties agree that each such previous amendment shall be of no further force or effect.

B) SECTION 2. GRANT OF RIGHTS, Subparagraph 2.8 Transfer of Ownership be and hereby is deleted in its entirety and replaced with the following:

“2.8 Transfer of Ownership.

Upon completion of the following acts:

1) Approval of transfer of the PATENT RIGHTS to COMPANY by the U.S. Department of Energy (DOE); and

2) Payment of all applicable monetary considerations and issuance of stock set forth in SECTION 5. CONSIDERATION of the LICENSE, and Subparagraph 5.6 Consideration for ASSIGNMENT;

In accordance with Section 4.2, LICENSOR shall execute an ASSIGNMENT of the PATENT RIGHTS, in the form attached hereto as EXHIBIT A, to COMPANY. The RETAINED RIGHTS under Section 2.7 shall survive any assignment of any transfer of ownership interest.“

C) SECTION 3. COMPANY DILIGENCE OBLIGATIONS, Subparagraphs 3.1A, 3.1C, and 3.1D are hereby deleted from the LICENSE thereby eliminating compliance with all such obligations thereunder by COMPANY.

D) SECTION 5. CONSIDERATION, Subparagraph 5.1 License Issue Fee. COMPANY agrees to the following additional consideration for the LICENSE to COMPANY by LICENSOR in exchange for the consideration provided by LICENSOR under this Amendment No. 4:

COMPANY shall pay to LICENSOR fifty thousand dollars ($50,000) on December 16, 2013. Such payment shall be in addition to any other payments owed or paid to LICENSOR by COMPANY; such payment shall not be in settlement of any amounts owed LICENSOR by COMPANY, nor may COMPANY set off the amount of such payment against any amount which LICENSOR owes COMPANY, and

Within 30 days of the EFFECTIVE DATE of this Amendment No. 4 (but subsequent to January 1, 2014), Midwest Energy Emissions Corporation shall issue nine hundred sixty-two thousand five hundred (962,500) shares of its common stock (such shares the “LICENSOR SHARES”) to LICENSOR and four hundred twelve thousand five hundred (412,500) shares of its common stock (such shares the “INVENTOR SHARES”) to the inventors listed in the table below (each an “INVENTOR”), with each such INVENTOR to receive INVENTOR SHARES in accordance with the table immediately following.

INVENTOR name	Number of INVENTOR SHARES	Percentage of issuance of INVENTOR SHARES
John Pavlish	140,250	34%
Ed Olson	140,250	34%
Mike Holmes	123,750	30%
Ye Zhaung	8,250	2%

The LICENSOR SHARES and the INVENTOR SHARES shall be fully paid, non-assessable. LICENSOR and COMPANY mutually agree that the failure of the COMPANY to meet its payment obligations under Section 5.1 is a material breach of the LICENSE under Section 12. TERMINATION, Subparagraph 12.3 Material Breach.

E) SECTION 5. CONSIDERATION, Subparagraph 5.2 License Maintenance Fees. COMPANY shall pay to LICENSOR a monthly maintenance fee of $25,000 commencing on January 15, 2014 and continuing due on the fifteenth day of each calendar month of the year, continuing each year thereafter so long as the LICENSE is in force or until such time that (1) ASSIGNMENT under SECTION 4. LICENSOR DILIGENCE OBLIGATIONS, Subparagraph 4.2 Assignment. takes place and (2) all monetary consideration and issuance of stocks as required in Section 2.8 Transfer of Ownership and 5.6 Consideration of Assignment have been made.

License Maintenance Fees are nonrefundable; provided, however, the License Maintenance Fees may be applied as a credit by LICENSOR for COMPANY’S benefit to Running Royalties subsequently due on sales earned during the same calendar year, if any. Any payment of License Maintenance Fees paid in excess of Running Royalties due in any such calendar year shall not be creditable to any License Maintenance Fees or Running Royalties due in any subsequent year.

LICENSOR and COMPANY mutually agree that the failure of the COMPANY to meet its payment obligations under Section 5.2 is a material breach of the LICENSE under Section 12. TERMINATION, Subparagraph 12.3 Material Breach.

F) SECTION 5. CONSIDERATION, Subparagraph 5.3 Running Royalties be and hereby is deleted in its entirety and replaced with the following:

“5.3 Running Royalties. When mercury control systems are operational, and mercury control materials have been delivered for the first time for use there at, for electricity-producing boilers, COMPANY shall pay to LICENSOR an annual running royalty of one hundred dollars ($100 USD) per one megawatt electric nameplate capacity to which LICENSED PRODUCTS or LICENSED PROCESSES are sold by COMPANY, ASSOCIATE, and SUBLICENSES; for application to thermal systems, COMPANY shall pay to LICENSOR an annual running royalty of one hundred dollars ($100 USD) per three megawatt per hour (MW/hr) heat input to which LICENSED PRODUCTS or LICENSED PROCESSES are sold by COMPANY, ASSOCIATE and SUBLICENSES. Running royalties are payable within thirty (30) days after the end of each calendar year to the LICENSOR.

The payment of Running Royalties shall continue so long as the LICENSE is in force or until such time that ASSIGNMENT under Section 4. LICENSOR DILIGENCE OBLIGATIONS, Subparagraph 4.2 Assignment, takes place and all monetary consideration and issuance of stocks as required in Section 2.8 Transfer of Ownership and 5.6 Consideration of Assignment have been made.

LICENSOR and COMPANY mutually agree that the failure of the COMPANY to meet its payment obligations under Section 5.3 is a material breach of the LICENSE under Section 12. TERMINATION, Subparagraph 12.3 Material Breach.”

G) SECTION 5. CONSIDERATION, Subparagraph 5.6 Consideration for ASSIGNMENT be and hereby is deleted in its entirety and replaced with the following:

5.6 Consideration for ASSIGNMENT. At COMPANY’s option the COMPANY may pay LICENSOR for the execution and delivery of the ASSIGNMENT of the PATENT RIGHTS, under SECTION 2. GRANT OF RIGHTS, Subparagraph 2.8 Transfer of Ownership, as set forth therein, as the Consideration for ASSIGNMENT (i) two million five-hundred thousand dollars ($2,500,000); (ii) six- hundred twelve thousand five hundred (612,500) shares of common stock of Midwest Energy Emissions Corporation to LICENSOR; and two-hundred sixty-two thousand five hundred (262,500) shares of common stock of Midwest Energy Emissions Corporation to INVENTOR, such shares issued to each INVENTOR in accordance with the table immediately following.

INVENTOR name	Number of shares of common stock of Midwest Energy Emissions Corporation	Percentage of issuance of shares of common stock of Midwest Energy Emissions Corporation
John Pavlish	89,250	34%
Ed Olson	89,250	34%
Mike Holmes	78,750	30%
Ye Zhaung	5,250	2%

The common stock component of the Consideration shall be issued within 30 days of the date of ASSIGNMENT (but subsequent to January 1, 2014). Such payment may be executed at any time beginning January 1, 2014, and its acceptance will not be withheld by LICENSOR. Upon payment of the cash consideration, LICENSOR must execute an ASSIGNMENT of the PATENT RIGHTS to COMPANY for the INTELLECTUAL PROPERTY associated with Appendix A attached.

The common stock component of the Consideration shall be fully paid, non-assessable.

LICENSOR and COMPANY mutually agree that the failure to issue the common stock component of the Consideration within 30 days of the ASSIGNMENT is a material breach of the LICENSE under Section 12. TERMINATION, Subparagraph 12.3 Material Breach.

H)  SECTION 15. MISCELLANEOUS. Subparagraph 15.1 Notice. be and hereby is deleted in its entirety and replaced with the following:

15.1  Notice.  Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following address or facsimile numbers of the Parties:

If to LICENSOR: Energy and Environmental Research Center Foundation
15 North 23rd Street, Stop 9017
Grand Forks, ND  58203-9017
Attention: President
Tel: (701) 777-5000
Fax: (701) 777-5181

If to COMPANY: Midwest Energy Emissions Corp.
500 West Wilson Bridge Road   Suite 140
Worthington, OH  43085
Attention: President
Tel: (614) 505-6115
Fax: (614) 505-7377

All notices under this agreement shall be deemed effective upon receipt.  A Party may change its contact information immediately upon written notice to the other Party in the manner provided in this Section.

I) Except for (i) the Retained Rights; (ii) the issuance of COMPANY stock as consideration pursuant to Section 5.6 and (iii) the provisions listed in Section 12.5 A), upon LICENSOR’s execution of the ASSIGNMENT pursuant to Section 2.8 the COMPANY shall have no further obligations to LICENSOR.

K) Appendix A be and hereby is deleted and replaced with the Appendix A attached to this Amendment No. 4.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 4 to the “Exclusive Patent and Know-How License Agreement including Transfer of Ownership,” dated January 15, 2009, to be executed by their duly authorized representatives.

The EFFECTIVE DATE of this Amendment No. 4 is the 16th day of December, 2013.

ENERGY & ENVIRONMENTAL RESEARCH CENTER FOUNDATION	MES, Inc.	MIDWEST ENERGY EMISSIONS CORPORATION

/s/ Tom Bechtel	/s/ R. Alan Kelley	/s/ R. Alan Kelley
Tom Bechtel	R. Alan Kelley	R. Alan Kelley
President	President	President

Appendix A

Issued Patents

U.S. Patents
•	U.S. Patent 7,435,286 – Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury (05-001)
•	U.S. Patent 8,173,566 – Process for Regenerating a Spent Sorbent (PAC Regen) (03-023)
•	U.S. Patent 8,168,147 – Sorbents for the Oxidation and Removal of Mercury (09-012)
•	U.S. Patent 8,312,822 – Mercury Control in Coal-Fired Systems Using Moderate-Temperature Decomposition of Halide Compounds (06-001)
•	U.S. Patent 8,440,585 – Process for Regenerating a Spent Sorbent (03-023US1 CONT)
•	U.S. Patent 7,615,101 – High-Temperature Halogen Dissociation for Mercury Control in Coal-Fired Systems (HEDT) (05-015)
•	U.S. Patent 7,628,969 – Multifunctional Abatement of Air Pollutants in Flue Gas (09-006CIP of 05-015)

Foreign Patents
•	Canada Patent 2,523,132 – Process for Regenerating a Spent Sorbent (03-023)
•	Canada Patent 2,584,327 – Sorbents for the Oxidation and Removal of Mercury (05-001)
•	China Patent ZL200580037037.0 (Certificate No. 635764) – Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury (05-001)
•	Europe Patent 1 796 816 – Sorbents for the Oxidation and Removal of Mercury (05-001EP)

Pending Patent Applications

U.S. Patents
•	Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds – Application Serial No. 13/544,971 (06-001CONT)
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 13/427,655 (09-012CONT1)
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 12/429,058 (09-013CIP of 09-012)
•	Carbon Nanocomposite Sorbent and Methods of Using the Same for Separation of One or More Materials from a Gas Stream – U.S. Application Serial No. 13/453,274 (12-001)
•	Activated Carbon Sorbent Including Nitrogen and Methods of Using the Same – U.S. Application Serial Number 61/773,549 (13-004)

Foreign Patents
•	Process for Regenerating a Spent Sorbent (PAC Regen) (03-023)
-	Application pending in China – Application Serial No. 200480017704.4
-	Application pending in European Patent Office – Application Serial No. 04750664.7
•	Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury (05-001)
-	Three applications pending in the European Patent Office – Application Serial No. 05 814 011.2, Patent No. 1 796 816
➢	Validating the patent application in Germany for issuance of patent
➢	Validating the patent application in the Netherlands for issuance of patent
➢	Validating the patent application in the United Kingdom for issuance of patent
-	Two divisional applications pending in the European Patent Office
➢	Divisional 1 – Application Serial No. 11 189 252.7 – Under Prosecution
➢	Divisional 2 – Application Serial No. 11 189 249.3 – Under Prosecution
•	Sorbents for the Oxidation and Removal of Mercury (09-013)
-	Application pending in China – Application Serial No. 201080017698.8
-	Application pending in European Patent Office – Application Serial No. 10767465.7

ASSIGNMENT

WHEREAS, the Energy and Environmental Research Center Foundation (“EERC Foundation”), a nonprofit entity, organized under the laws of the State of North Dakota, having its principal place of business at 15 North 23rd Street, Stop 9017, Grand Forks, North Dakota, 58202-9017, owns, by ASSIGNMENT, all right, title, and interest in the patents and patent applications set forth below herein, and Midwest Energy Emissions Corporation, a Delaware corporation and a successor to all rights, titles, and interests of RLP Energy, Inc., desires to purchase the EERC Foundation’s entire right, title, and interest in and to the patents and patent applications set forth below herein.

NOW, THEREFORE, be it known that, for good and valuable consideration, receipt of which is hereby acknowledged, the EERC Foundation hereby sells, assigns, transfers, and sets over to Midwest Energy Emissions Corporation, its lawful successors and assigns, the EERC Foundation’s entire right, title, and interest in and to all patents and patent applications set forth below herein.

U.S. Patents
•	U.S. Patent 7,435,286 – Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury
•	U.S. Patent 8,173,566 – Process for Regenerating a Spent Sorbent
•	U.S. Patent 8,168,147 – Sorbents for the Oxidation and Removal of Mercury
•	U.S. Patent 8,312,822 – Mercury Control in Coal-Fired Systems Using Moderate-Temperature Decomposition of Halide Compounds
•	U.S. Patent 8,440,585 – Process for Regenerating a Spent Sorbent
•	U.S. Patent 7,615,101 – High-Temperature Halogen Dissociation for Mercury Control in Coal-Fired Systems
•	U.S. Patent 7,628,969 – Multifunctional Abatement of Air Pollutants in Flue Gas

Foreign Patents
•	Canada Patent 2,523,132 – Process for Regenerating a Spent Sorbent
•	Canada Patent 2,584,327 – Sorbents for the Oxidation and Removal of Mercury
•	China Patent ZL200580037037.0 (Certificate No. 635764) – Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury
•	Europe Patent 1 796 816 – Sorbents for the Oxidation and Removal of Mercury

Pending Patent Applications

U.S. Patent Applications
•	Mercury Control Using Moderate-Temperature Dissociation of Halogen Compounds – Application Serial No. 13/544,971, filed
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 13/427,655 filed
•	Sorbents for the Oxidation and Removal of Mercury – Application Serial No. 12/429,058, filed
•	Carbon Nanocomposite Sorbent and Methods of Using the Same for Separation of One or More Materials from a Gas Stream – U.S. Application Serial No. 13/453,274, filed
•	Activated Carbon Sorbent Including Nitrogen and Methods of Using the Same – U.S. Application Serial Number 61/773,549, filed

Foreign Patent Applications
•	Process for Regenerating a Spent Sorbent
-	Application pending in China – Application Serial No. 200480017704.4, filed
-	Application pending in European Patent Office – Application Serial No. 04750664.7, filed
•	Sorbents and Flue Gas Additives for the Oxidation and Removal of Mercury
-	Three applications pending in the European Patent Office for validation of – Application Serial No. 05 814 011.2, filed EP Patent No. 1 796 816
➢	Validating the patent application in Germany for issuance of patent
➢	Validating the patent application in the Netherlands for issuance of patent
➢	Validating the patent application in the United Kingdom for issuance of patent
-	Two divisional applications pending in the European Patent Office
➢	Divisional 1 – Application Serial No. 11 189 252.7, filed
➢	Divisional 2 – Application Serial No. 11 189 249.3, filed
•	Sorbents for the Oxidation and Removal of Mercury
-	Application pending in China – Application Serial No. 201080017698.8, filed
-	Application pending in European Patent Office – Application Serial No. 10767465.7, filed

IN TESTIMONY WHEREOF, each party has caused its authorized representative to execute the ASSIGNMENT.

Energy and Environmental Research	Midwest Energy Emissions Corporation

Center Foundation

/s/	/s/
Name	Name
Title	Title